2Q 26 Earnings Presentation July 29, 2026 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing the Company’s growth strategy, opening new branches as planned, and continuing to expand our lending partnership with Column N.A.; the Company’s convenience check strategy; the Company’s policies and procedures for underwriting, processing, and servicing loans; the Company’s ability to collect on its loan portfolio; the Company’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of the Company’s custom scorecards; changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the geographic concentration of the Company’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets the Company serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to realize the anticipated benefits from our lending partnership with Column N.A.; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the development and use of artificial intelligence; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support the Company’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of the Company's common stock, including volatility in the market price of shares of the Company's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in the Company's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. This presentation also contains certain financial terms and abbreviations. Please refer to the Appendix accompanying this presentation for a glossary of terms and abbreviations. 2

2Q 26 Highlights Portfolio Trends $188MM ENR Growth YoY Up 9.6% YoY $44MM Sequential ENR Growth In line with seasonal norms $504MM Origination Volume Down $7MM, or 1.3%, YoY $6.0MM ENR per Branch Up 8.1% YoY $324MM Auto-Secured Portfolio Up $78MM, or 31.8%, YoY Operating Effectiveness 7.0% 30+ DQ % Up 40 bps YoY, inclusive of 20 bps impact from slower portfolio growth 12.2% Net Credit Loss Rate Up 30 bps YoY, inclusive of 20 bps impact from slower portfolio growth 12.4% Operating Expense Ratio 80 bps improvement YoY 80% Fixed-Rate Debt WAC of 4.8% $442MM Unused Capacity Substantial bandwidth to fund growth Returns $0.85 Diluted EPS in 2Q YTD EPS up 17.3% YoY 8.7% ROE / 1.6% ROA in 2Q YTD ROE and ROA up 80 bps and 10 bps YoY, respectively 2.9% Dividend Yield 2Q 26 $0.30 dividend per share $18MM Capital Return and $5MM Increase in Stockholders’ Equity (YTD) $27MM Capital Generation (YTD)¹ Strategic Execution Bank Partnership Program Column N.A. partnership live in Texas; more states beginning this year $65MM+ originated since launch; 28% of current run-rate originations Pre-tax margin projected to improve 200+ bps vs. state-licensed loans Omni-Channel Lending End-to-end digital lending capability launched July 2026 Market Expansion Entered Florida in May 2026 — 20th state Technology, Analytics, & AI New branch origination platform, ML credit model, AI across operations (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. 3

2Q 26 Financial Highlights Net income of $8.2MM and diluted EPS of $0.85 On a year-to-date basis, net income and diluted EPS are up 14.0% and 17.3%, respectively ENR up $187.9MM or 9.6% YoY Total revenue of $168.0MM grew 6.7% YoY Operating expense ratio of 12.4%, YoY improvement of 80 bps 4

Responsible Portfolio Growth 5 Portfolio Growth Trend ($ in millions) Total originations down 1.3% YoY, driven by tightened underwriting in higher-risk business amid a more competitive environment for new customer acquisition Average FICO relatively consistent YoY and over the last several quarters Achieved 9.6% YoY portfolio growth from large loans including high-quality auto-secured loans and new branch openings Auto-secured product portfolio grew $78.1MM to 15.1% of the total portfolio, compared to 12.5% in the prior-year period New branches opened since 2Q 25 have generated $12.3MM, or 6.6%, of total YoY portfolio growth Quarterly Origination Trend ($ in millions)

Increased ENR Per Branch is Driving Efficiency 12 new branches opened since 2Q 25 have generated $12.3MM, or 6.6%, of the $187.9MM YoY portfolio growth Same store receivables grew 9.0% YoY, outpacing 2Q 25 YoY growth of 8.1% 6 Note: ENR per branch in the age cohorts less than 5+ years may fluctuate period-over-period due to differences in average branch maturity within each cohort and the timing of new branch openings.

7 Revenue Up 6.7% on Receivable Growth Total Revenue and Interest & Fee Yields Total Revenue ($ in millions) Revenue grew 6.7% YoY due to $202MM increase in ANR  Total revenue yield down 110 bps YoY, primarily due to a mix shift toward larger loans and auto-secured products, which typically carry lower yields and lower loss rates Total revenue yield up 30 bps sequentially, primarily reflecting seasonality and a full quarter of bank partnership fee income, offset by lower insurance income

Recent Credit Trends 30+ & 90+ DQ % ($ in millions) Net Credit Loss Rates 8 2Q 26 delinquency rate of 7.0% decreased sequentially 20 bps and increased 40 bps YoY. The increase primarily reflects slower portfolio growth (20 bps) and the impact of higher-risk segments that we have since tightened. 30+ days past due of $149.4MM compares favorably to the allowance for credit losses of $224.0MM as of 2Q 26 2Q 26 net credit loss rate decreased 30 bps sequentially 2Q 26 net credit loss rate increased 30 bps YoY Inclusive of 20 bps impact of lower YTD ANR growth compared to the prior-year period

Reserves For Credit Losses ACL increased $4.5MM in 2Q 26, driven by portfolio growth; ACL rate remained flat sequentially at 10.4%. The 10 bps YoY increase in the ACL rate reflects updates to macroeconomic assumptions. Allowance for Credit Losses ($ in millions) 9

10 Operating Expense Ratio ($ in millions) Operating expense ratio of 12.4% improved 80 bps YoY, despite investment in technology, digital capabilities, and growth, including 12 new branches opened since 2Q 25 YoY total revenue growth outpaced G&A expense growth by 4.2x Investing for Long Term Growth While Maintaining Expense Discipline

Cost of Funds 11 Interest Expense ($ in millions) Cost of funds increased 20 bps YoY due to increased average debt and the maturation of lower-cost, fixed-rate debt

Total unused capacity was $442MM (subject to borrowing base) as of June 30, 2026 Available liquidity of $128MM as of June 30, 2026 Fixed-rate debt represented 80% of total debt as of June 30, 2026, with WAC of 4.8% Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 12 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.

Excess Capital Consistently Returned to Stockholders 13 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (2) Cumulative change since year-end 2020 through the period ended 2Q 26. Capital Performance Since Year-End 2020 (2) $180MM total capital increase $192MM returned to stockholders $372MM (1) capital generated at 12.2% CAGR 20.7% ratio of capital generation to average stockholders’ equity (1) Proven Track Record Proven track record of excess capital generation Returning capital to stockholders Reinvesting to drive sustainable, long-term profitable growth Significant capital generated even during recent periods of high inflation

2026 Earnings Drivers

- Targeting 6% - 9% YoY net income growth, 10% - 13% EPS growth, and 5% - 7% ENR growth. Guidance reflects deliberate underwriting discipline in certain higher-risk segments and a measured response to a more competitive new customer acquisition environment.

	1Q – 2Q 2026 Results		3Q – 4Q 2026 Outlook	
	1Q 26	2Q 26	3Q 26	4Q 26
Originations & Loan Growth	**Liquidation of $36MM** *Soft loan demand and higher payment/payoff activity from tax refunds*	**Growth of $44MM** *Growth from large loans including high-quality auto-secured loans and new branch openings*	**Growth ~$60MM**	**Growth ~$60MM**
			Loan demand expected to increase in 3Q and remain higher in 4Q driven by holiday demand	
CECL Provision Reserve Impact	**Release of $1.4MM** *Seasonal decline in portfolio liquidation drives a reserve release*	**Build of $4.5MM** *Seasonal increase in portfolio growth drives a reserve build*	**Build ~$6.3MM**	**Build ~$6.3MM**
			Reserve builds aligned with portfolio growth	
Net Credit Losses	**Net Credit Loss Rate – 12.5%** *Elevated in 1Q, consistent with seasonal trends*	**Net Credit Loss Rate – 12.2%** *Seasonal decrease vs prior quarter*	**Net Credit Loss Rate ~10.7%**	**Net Credit Loss Rate ~11.1%**
			Net credit loss rate expected to reach seasonal low in 3Q and normalize in 4Q	
Strategic Initiatives	**No Material Impact**	**No Material Impact**	**Net Income Benefit ~$2.5MM**	**Net Income Benefit ~$5.0MM**
			Strategic initiatives economics are included in our full year net income guidance	

Note: Ranges reflect current expectations and are subject to change based on geopolitical and macroeconomic conditions that may affect loan demand and resulting economics.

REGIONAL MANAGEMENT 14

Appendix 15

YoY increase in digitally sourced origination volume driven by our large loans and auto-secured products Digitally sourced origination volume represented 33.9% of total new borrower volume Large loans (inclusive of auto-secured) represented 84.5% of new borrower digitally sourced loans booked in 2Q 26 Digitally Sourced Origination Volume ($ in millions) Digitally Sourced Originations 16

Consolidated Income Statements 17

Consolidated Balance Sheets 18

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Total capital and capital return, capital generation, and capital generation as a % of average stockholders' equity are non-GAAP measures to include stock repurchases and dividends returned to stockholders with total capital. Management uses these measures to evaluate the Company's ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. The Company also believes that these capital and absorption measures provide useful information to users of the Company’s financial statements in the evaluation of its ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. Tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the Company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position. The Company believes that the aforementioned non-GAAP measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 19

20 (1) Cumulative change since year-end 2020 through the period ended 2Q 26 Non-GAAP Financial Measures (Cont’d)

Non-GAAP Financial Measures (Cont’d) 21

Glossary 22 ACL – Allowance for Credit Losses Allowance for credit loss (ACL) rate – allowance for credit losses as a percentage of ENR ANR – average net finance receivables Average FICO – weighted-average FICO score at origination, weighted by loan volume Bps – basis points Capital generation – the year-to-date change in total capital and capital return from the prior year-end Cost of funds – annualized interest expense as a percentage of average net finance receivables Cumulative capital return – dividend and common stock repurchase activity that has occurred since December 31, 2020 Debt balance – the balance for each respective debt agreement, composed of principal balance and accrued interest Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter Delinquency rate (DQ %) – delinquent loans outstanding as a percentage of ending net finance receivables ENR – ending net finance receivables Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables ML – Machine learning Net credit loss (NCL) rate – annualized net credit losses as a percentage of average net finance receivables Operating expense ratio – annualized general and administrative expenses as a percentage of average net finance receivables Originations – Represents the principal balance of loan originations, refinancings, and purchases Return on assets (ROA) – annualized net income as a percentage of average total assets Return on equity (ROE) – annualized net income as a percentage of average stockholders’ equity Same store – comparison of branches with a comparable branch base; the comparable branch base includes those branches open for at least 1 year Total capital – stockholders’ equity plus allowance for credit losses Total revenue yield – annualized total revenue as a percentage of average net finance receivables WAC – weighted-average coupon YoY – year-over-year